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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                               HEALTHTRONICS, INC.
             (Exact name of registrant as specified in its charter)

                GEORGIA                                      58-221066
(State of Incorporation or organization)                 (I.R.S. Employer
                                                         Identification No.)

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                               425 FRANKLIN ROAD,
                                    SUITE 545
                             MARIETTA, GEORGIA 30067
                    (Address of principal executive offices)

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
If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant     of the Exchange Act and is effective pursuant
to General Instruction A.(c), please check        to General Instruction A.(d), please check
the following box. [ ]                            the following box. [X]

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Securities Act registration statement file number to which this form relates: 333-66977
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                         -------------------------------
                                (Title of Class)
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Item 1.           Description of Registrant's Securities to be Registered

                  A description of the Common Stock is included in the Registrant's Pre-Effective Amendment Number One to Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on January 26, 1999 (SEC File Number 333-66977).

Item 2.           Exhibits

                  The exhibits filed as part of the registration statement are contained in Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on November 9, 1998, in Pre-Effective Amendment Number One to Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on January 26, 1999, Pre-Effective Amendment Number Two to Registrant's Registration Statement on From SB-2 as filed with the Securities and Exchange Commission on April 26, 1999, and in Pre-Effective Amendment Number Three to Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on May 12, 1999 (SEC File Number 333- 66977).

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     HEALTHTRONICS, INC.
                                                     (REGISTRANT)

                                                     By:   /s/ Roy. S. Brown
                                                        -----------------------
                                                        Roy S. Brown
                                                        President


Date:  November 11, 1999

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